FFC-1 PSUM P2 P4 03/16

SUPPLEMENT DATED March 23, 2016

TO THE PROSPECTUSES DATED MAY 1, 2015

OF

FRANKLIN FLEX CAP GROWTH VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

Effective May 1, 2016, the Prospectus is amended as follows:

The section in the Fund Summary under the heading “Portfolio Managers” on page FFC-S4 is replaced with the following:

            Portfolio Managers

Matthew J. Moberg, CPA

Vice President of Advisers and portfolio manager of the Fund since inception (2005).

Robert Stevenson, CFA

Portfolio Manager and Research Analyst of Advisers and portfolio manager of the Fund since 2013.

Please keep this supplement with your prospectus for future reference.

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